Fair Value Measurements	12 Months Ended
Dec. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value Measurements
10. Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date in the principal or most advantageous market for that asset or liability. Guidance on fair value measurements and disclosures establishes a valuation hierarchy for disclosure of inputs used in measuring fair value defined as follows:
Level 1—Inputs are unadjusted quoted prices that are available in active markets for identical assets or liabilities.
Level 2—Inputs include quoted prices for similar assets and liabilities in active markets and quoted prices in non-active markets, inputs other than quoted prices that are observable, and inputs that are not directly observable, but are corroborated by observable market data.
Level 3—Inputs that are unobservable and are supported by little or no market activity and reflect the use of significant management judgment.
The classification of a financial asset or liability within the hierarchy is determined based on the least reliable level of input that is significant to the fair value measurement. In determining fair value, we utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. We also consider the counterparty and our own non-performance risk in our assessment of fair value.
Assets and Liabilities that are Measured at Fair Value on a Recurring Basis
Foreign Currency Forward Contracts—The fair value of the foreign currency forward contracts was estimated based upon pricing models that utilize Level 2 inputs derived from or corroborated by observable market data such as currency spot and forward rates.
Interest Rate Swaps—The fair value of our interest rate swaps are estimated using a combined income and market-based valuation methodology based upon Level 2 inputs, including credit ratings and forward interest rate yield curves obtained from independent pricing services reflecting broker market quotes.
Pension Plan Assets—See Note 14. Pension and Other Postretirement Benefit Plans, for fair value information on our pension plan assets.
The following tables present the fair value of our assets (liabilities) that are required to be measured at fair value on a recurring basis as of December 31, 2017 and 2016 (in thousands):

		Fair Value at Reporting Date Using
	December 31, 2017	Level 1	Level 2	Level 3
Derivatives:
Foreign currency forward contracts	$6,213	$—	$6,213	$—
Interest rate swap contracts	(3,170)	—	(3,170)	—
Total	$3,043	$—	$3,043	$—

		Fair Value at Reporting Date Using
	December 31, 2016	Level 1	Level 2	Level 3
Derivatives:
Foreign currency forward contracts	(7,360)	—	(7,360)	—
Interest rate swap contracts	(15,684)	—	(15,684)	—
Total	$(23,044)	$—	$(23,044)	$—

There were no transfers between Levels 1 and 2 within the fair value hierarchy for the years ended December 31, 2017 and 2016.
Assets that are Measured at Fair Value on a Nonrecurring Basis
As described in Note 1. Summary of Business and Significant Accounting Policies, our impairment review of goodwill is performed annually, as of October 1 of each year. In addition, goodwill, property and equipment and intangible assets are reviewed for impairment if events and circumstances indicate that their carrying amounts may not be recoverable.
We perform our annual assessment of possible impairment of goodwill as of October 1 of each year. We begin with the qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying value before applying the quantitative goodwill impairment model. If it is determined through the evaluation of events or circumstances that a reporting unit’s fair value is more likely than not greater than its carrying value, the remaining impairment steps are unnecessary. If it is determined that a reporting unit’s fair value is less than its carrying value, the fair values used in our goodwill impairment analysis are estimated using a combined approach based upon discounted future cash flow projections and observed market multiples for comparable businesses. The cash flow projections are based upon Level 3 inputs, including risk adjusted discount rates, future booking and transaction volume levels, future price levels, rates of increase in operating expenses, cost of revenue and taxes. Additionally, in accordance with authoritative guidance on fair value measurements, we make a number of assumptions, including market participants, the principal markets and highest and best use of the reporting units.
Other Financial Instruments
The carrying value of our financial instruments including cash and cash equivalents, and accounts receivable approximates their fair values. The fair values of our senior secured notes due 2023 and term loans under our Amended and Restated Credit Agreement are determined based on quoted market prices for a similar liability when traded as an asset in an active market, a Level 2 input. The outstanding principal balance of $80 million on our mortgage facility was paid on March 31, 2017 and approximated its fair value as of December 31, 2016. The fair values of the mortgage facility were determined based on estimates of current interest rates for similar debt, a Level 2 input.
The following table presents the fair value and carrying value of all our notes and term loans under our Amended and Restated Credit Agreement as of December 31, 2017 and 2016 (in thousands):

	Fair Value at December 31,		Carrying Value(4) at December 31,
Financial Instrument	2017	2016	2017	2016
Term Loan A	$559,223	$—	$553,444	$—
Term Loan B	$1,890,453	—	1,873,993	—
2016 Term Loan A(1)	—	583,538	—	582,595
2013 Term Loan B(2)	—	1,435,993	—	1,417,616
2013 Incremental Term Loan Facility(2)	—	283,413	—	282,354
2013 Term Loan C(2)	—	49,436	—	49,237
Revolver, $400 million(3)	—	—	—	—
5.375 % Senior Secured Notes Due 2023	546,563	542,919	530,000	530,000
5.25% Senior Secured Notes Due 2023	512,500	515,000	500,000	500,000

(1)	Refinanced on August 23, 2017 by the Term Loan A.

(2)	Refinanced on February 22, 2017 by the 2017 Term Loan B.

(3)	Pursuant to the August 23, 2017 refinancing, the interest rate on the Revolver was reduced from L+2.50% to L+2.25% and the maturity was extended from July 2021 to July 2022.

(4)	Excludes net unamortized debt issuance costs.